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                                                                    EXHIBIT 99.1


                            N E W S   R E L E A S E



(KING PHARMACEUTICALS LOGO)
--------------------------------------------------------------------------------
FOR IMMEDIATE RELEASE


          KING PHARMACEUTICALS REPORTS RECEIPT OF SEC DOCUMENT REQUEST,
                      PLEDGES FULL AND COMPLETE COOPERATION

BRISTOL, TENNESSEE, March 11, 2003 - King Pharmaceuticals, Inc. (NYSE:KG) reported today the receipt of a letter from the U.S. Securities and Exchange Commission ("SEC") stating that the SEC is conducting an investigation of the Company. The letter is accompanied by a subpoena requesting the production of certain documents. King is not aware of the underlying reason for the SEC's investigation. The requested documents seem to focus on the years 1999 and 2000, and include all documents related to sales of King's products to VitaRx and Prison Health Services during 1999 and 2000, King's "best price" lists, all documents related to the pricing of King's pharmaceutical products to any governmental Medicaid agency during 1999, the accrual and payment of rebates on Altace(R) (ramipril) from 2000 to the present, and other general requests.

Jefferson J. Gregory, Chairman and Chief and Executive Officer of King, stated, "We are not aware of any inappropriate action taken by King. However, we are taking this matter very seriously and we are complying with the subpoena and intend to cooperate fully and completely with any further inquiry by the SEC."

King will conduct a conference call today to report on the SEC inquiry. King will provide a live webcast of its conference call scheduled for today, Tuesday, March 11, 2003, at 9:00 a.m., E.S.T. Interested persons may listen to the conference call today at 9:00 a.m., E.S.T. at http://www.firstcallevents.com/service/ajwz376574708gf12.html or by dialing 1-800-451-7724 (US only) or 785-832-0201 (international), passcode KG. If you are unable to participate during the live webcast, the call will be archived on King's web site www.kingpharm.com for not less than 30 days following the call. A replay of the conference call will also be available for not less than 30 days following the call by dialing 1-800-677-7085 (US only) or 402-220-0665 (international).

King, headquartered in Bristol, Tennessee, is a vertically integrated pharmaceutical company that manufactures, markets, and sells primarily branded prescription pharmaceutical products. King, an S&P 500 Index company, seeks to capitalize on opportunities in the pharmaceutical industry created by cost containment initiatives and consolidation among large global pharmaceutical companies. King's strategy is to acquire branded pharmaceutical products and to increase their sales by focused promotion and marketing and through product life cycle management.

This release contains forward-looking statements, which reflect management's current views of future events and operations, including, but not limited to, statements pertaining to the focus of


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the SEC's inquiry. These forward-looking statements involve certain significant risks and uncertainties, and actual results may differ materially from the forward-looking statements. Some important factors which may cause results to differ include: dependence on the import of any relevant facts presently unknown to King's executive management, and dependence on a determination of the ultimate focus of the SEC's inquiry. Other important factors that may cause actual results to differ materially from the forward-looking statements are discussed in the "Risk Factors" section and other sections of King's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarter ended September 30, 2002, which are on file with the Securities and Exchange Commission. King does not undertake to publicly update or revise any of its forward-looking statements even if experience or future changes show that the indicated results or events will not be realized.

                                      # # #

                                    Contact:

        James E. Green, Vice President, Corporate Affairs - 423-989-8125



                                EXECUTIVE OFFICES
        KING PHARMACEUTICALS - 501 FIFTH STREET, BRISTOL, TENNESSEE 37620